EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K (the "Report") of Kingsway Financial Services Inc. (the “Company”) for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof, I, Larry G. Swets, Jr., the Chief Executive Officer and Principal Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2017
By /s/ Larry G. Swets, Jr.
Larry G. Swets, Jr., Chief Executive Officer
(Principal Executive Officer)